UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Gamida Cell Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to correct Gamida Cell Ltd.’s definitive proxy statement (“Proxy Statement”) for its 2022 annual general meeting of shareholders (“Annual Meeting”), which was filed with the Securities and Exchange Commission on June 22, 2022, in order to correct a clerical error on the front of the proxy card appended to the Proxy Statement. The error consists of our having described Proposal 3 as a vote to approve an amendment to the Company’s 2017 Share Incentive Plan; this amendment corrects the description of Proposal 3 on the front of the proxy card as a vote to approve amendments to the Company’s amended and restated articles of association as set forth in the Notice of Annual General Meeting of Shareholders and described in the Proxy Statement.

To the extent that the information in this Amendment No. 1 differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Amendment No. 1 shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Amendment No. 1 carefully and in its entirety together with the Proxy Statement.

If you already voted, a vote cast “for,” “against” or “abstain” on Proposal 3 will be counted as a vote “for,” “against” or “abstain” on Proposal 3 as described in the Proxy Statement and as corrected in the proxy card pursuant to this Amendment No. 1, respectively. If you have not yet voted and wish to vote by mail using the proxy card, any votes cast “for,” “against” or “abstain” on Proposal 3 will be counted as votes cast “for,” “against” or “abstain” on Proposal 3 card as described in the Proxy Statement and as corrected in the proxy card pursuant to this Amendment No. 1, respectively. All previously cast votes for the other proposals will also continue to be valid for the Annual Meeting, unless revoked or changed as described in the Proxy Statement or this explanatory note.

If you already voted and wish to revoke or change your vote, you may do so by mail, telephone or internet as described below:

Mail — send written notice of the revocation of the proxy by mail to the Company at its offices at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com, or to its transfer agent, Broadridge Corporate Issuer Solutions, Inc., by mail to 1717 Arch St., Suite 1300, Philadelphia, Pennsylvania 19103, before midnight on the night prior to the time of the Meeting.

Telephone — call toll free 1-800-690-6903. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions the voice provides you.

Internet — go to http://www.proxyvote.com. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to obtain your records and create an electronic ballot.

Only your latest submitted vote will count, so if you vote using the revised proxy card, that vote will revoke any previous vote you submitted on the initial proxy card.

CHANGE TO PROXY CARD

GAMIDA CELL LTD.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 26, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D89212-P77018 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GAMIDA CELL LTD.

The Board of Directors recommends you vote FOR Proposals 1 through 4:

1. To elect each of Ms. Shawn Tomasello and Mr. Stephen Wills to serve as a Class I director of the Company, and to hold office until the close of business of the annual general meeting of shareholders to be held in 2025 and until their respective successors are duly elected and qualified, or until such individual's earlier resignation or retirement.

Nominees:	For	Against	Abstain
1a. Ms. Shawn Tomasello	☐	☐	☐
1b. Mr. Stephen Wills	☐	☐	☐

	For	Against	Abstain
2. To approve an amendment of the terms of office and employment of the Company's Chief Executive Officer (and a member of the Board), Dr. Julian Adams.	☐	☐	☐
3. To approve amendments to the Company's amended and restated articles of association (the "Current Articles"), primarily to require an affirmative vote of (i) two-thirds (2/3) of the directors in order to approve certain transactions which may have a significant effect on the Company's structure, assets or business, (ii) two-thirds (2/3) of the directors in order to approve certain business combinations with any shareholder (and its affiliates) who holds (beneficially or of record) 20% or more of the voting power in the Company, and (iii) a majority of the directors to amend the Company's Current Articles as they may be amended from time to time.	☐	☐	☐
4. To approve the re-appointment of Kost, Forer, Gabbay & Kasierer, a member firm of Ernst & Young Global, as the Company's independent auditors for the fiscal year ending December 31, 2022, and its service until the annual general meeting of shareholders to be held in 2023.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders entitled to notice of and to vote at the annual general meeting or at any adjournment(s) or postponement(s) thereof shall be determined as of the close of business on June 17, 2022, the record date fixed by the board of directors of the Company for such purpose.

The signer hereby revokes all previous proxies given by the signer to vote at the annual general meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date